UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2008

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 576-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 24, 2008, the board of directors (the “Board”) of Radiant Systems, Inc. (the “Company”) determined the base salaries to be paid to the Company’s named executive officers for the fiscal year ending December 31, 2008:

Name	Title	Base Salary
John H. Heyman	Chief Executive Officer	$475,000
Alon Goren	Chief Technology Officer	$300,000
Andrew S. Heyman	Chief Operating Officer	$360,000
Mark E. Haidet	Chief Technology Officer	$285,000

The Company also entered into short-term incentive plans (“STIPs”) with each of the named executive officers. The STIPs are designed with two performance levels: the expected performance level, which the Company refers to as “Budget,” and the aspirational performance level, which the Company refers to as “Target.” Budget represents the expected level of achievement and Target represents a higher, more challenging level of achievement. In order for the full potential bonus to be earned, Target must be achieved. Certain portions of the full potential bonus are paid in a proportionate fashion between Budget and Target. Below are the terms of the STIPs for the Company’s named executive officers for the 2008 fiscal year:

John H. Heyman – Chief Executive Officer

•	Potential bonus = 100% of base salary

•	Performance measure = operating income

•	Payout calculation

•	67% paid on Budget

•	33% paid proportionately between Budget and Target

•	Payout timing

•	100% paid out annually

Alon Goren – Chief Technology Officer

•	Potential bonus = 70% of base salary

•	Performance measure = operating income

•	Payout calculation

•	67% paid on Budget

•	33% paid proportionately between Budget and Target

•	Payout timing

•	100% paid out annually

Andrew S. Heyman – Chief Operating Officer

•	Potential bonus = 100% of base salary

•	Performance measure = operating income

•	Payout calculation

•	67% paid on Budget

•	33% paid proportionately between Budget and Target

•	Payout timing

•	100% paid out annually

Mark E. Haidet – Chief Financial Officer

•	Potential bonus = 70% of base salary

•	Performance measure = operating income, specified costs as a percent of revenues, and other objectives as defined by the Chief Executive Officer of the Company

•	Payout calculation

•	67% paid on Budget

•

33% paid on specified costs as a percent of revenues budget (paid proportionately between Budget and Target) and the achievement of other objectives as defined by the Chief Executive Officer of the Company

•	Payout timing

•	100% paid out annually

The Board also awarded non-qualified stock options and shares of restricted common stock to each of the named executive officers under the Company’s 2005 Long-Term Incentive Plan:

Name	Number of Stock Options	Number of Restricted Shares
John H. Heyman	166,174	26,634
Alon Goren	29,081	4,661
Andrew S. Heyman	110,783	17,756
Mark E. Haidet	41,544	6,658

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT SYSTEMS, INC.

By:	/s/ John H. Heyman
Name:	John H. Heyman
Title:	Chief Executive Officer

Dated: March 28, 2008